Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net
7.
PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2022	2023
	RMB	RMB	US$
Electronic equipment	61,894	64,254	9,050
AI related equipment	153,580	159,898	22,521
Leasehold improvements	14,544	19,186	2,702
Office equipment and fixtures	19,532	20,881	2,941
Mold and tooling	—	5,516	777
Motor vehicles	2,922	2,690	379
Construction in progress	48	119	16
Less: Accumulated depreciation	(185,105)	(211,437)	(29,780)
Less: Accumulated impairment	(8,688)	(7,223)	(1,017)
Property and equipment, net	58,727	53,884	7,589

Depreciation expense of property and equipment for the years ended December 31, 2021, 2022 and 2023 were RMB45,751, RMB49,208 and RMB27,842 (US$3,921), respectively. The impairment recognized on property and equipment were nil for the years ended December 31, 2021, 2022 and 2023, respectively. The Group recorded impairment loss in “Other operating income (expense), net”.